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    Exhibit 99-7(b): Consent of Independent Auditors -- Deloitte & Touche LLP








INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 2 to Registration Statement No. 333-47094 on Form S-6 of ReliaStar Select*Life Variable Account filed under the Securities Act of 1933 to our report dated February 11, 2000, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


                                                       /s/ Deloitte & Touche LLP

Minneapolis, Minnesota
April 22, 2002